Third Quarter Fiscal 2025 May 7, 2025 Investor Presentation Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements relating to future events and expectations, including our expectations regarding our estimates and projections for our business outlook for the fourth quarter of fiscal 2025, each of which is based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this investor presentation involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the terms of the Company’s indebtedness and ability to service such debt in connection with its acquisition of Coherent, Inc. (the “Transaction”), (iii) risks relating to future integration and/or restructuring actions; (iv) fluctuations in purchasing patterns of customers and end users; (v) the ability of the Company to retain and hire key employees; (vi) changes in demand in the Company’s end markets along with the Company’s ability to respond to such market changes; (vii) the timely release of new products and acceptance of such new products by the market; (viii) the introduction of new products by competitors and other competitive responses; (ix) the Company’s ability to assimilate other recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (x) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; (xii) the impact of trade protection measures, such as import tariffs by the United States or retaliatory actions taken by other countries; and/or (xiii) the risks relating to forward-looking statements and other “Risk Factors” identified from time to time in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, and our subsequently filed Quarterly Reports on Form 10-Q, which filings are available from the SEC. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. Unless otherwise indicated in this presentation, all information in this presentation is as of May 7, 2025. This presentation contains non-GAAP financial measures and key metrics relating to the Company’s past performance. We believe the presentation of these non-GAAP financial measures enhances investors' overall understanding of our historical financial performance and assists investors in comparing our performance across reporting periods. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures in the section captioned “GAAP to NON-GAAP RECONCILIATION.” The Company has not provided a quantitative reconciliation of forward-looking non-GAAP gross margin percentage, non-GAAP operating expenses, non-GAAP tax rate and non-GAAP earnings per share, because we cannot, without unreasonable efforts, forecast certain items required to develop comparable GAAP measures.  These items include, without limitation, restructuring charges; integration, site consolidation and other expenses; foreign exchange gains (losses); and share based compensation expense.  The variability of these items could significantly impact our future GAAP financial results and we believe that the inclusion of any such reconciliations would imply a degree or precision that could be confusing or misleading to investors.

Gross MARGIN and earnings per common share GAAP to Non-GAAP Reconciliations

FY 2025 REVENUES AND NON-GAAP Q3 EARNINGS RESULTS HIGHLIGHTS

Revenue

24%

$1.50B in Q3 FY25 vs. $1.21B in Q3 FY24

Gross Margin*

490BP

38.5% in Q3 FY25 vs. 33.6% in Q3 FY24

Earnings Per Share**

141%

$0.91 in Q3 FY25 vs. $0.38 in Q3 FY24

* Based on earnings reported May 7, 2025. Refer to reconciliation of GAAP to Non-GAAP gross margin
** Based on earnings reported May 7, 2025. Refer to reconciliation of GAAP and Non-GAAP EPS

"We delivered strong growth and profitability in the March quarter with record revenue driven by another quarter of strong AI-related datacenter demand. We also introduced many new industry-leading optical networking products and technologies during the past quarter which position us well for long-term growth."

Jim Anderson, CEO

Revenue by Market


Q3 FY25
Industrial
30%
Electronics
4%
6%
Instrumentation
60%
Datacenter & Communications

Datacenter & Communications — 46%
Q3 FY25/Q3 FY24

Industrial and other — 1%
Q3 FY25/Q3 FY24

Highlights


Six Product Awards at Optical Fiber Communication (OFC) Conference 2025.


Groundbreaking Demonstration of 400G EML to Enable Next-Gen.3.2T Transceivers.


Demonstrated Market-Leading 200G VCSELs & Detectors in 1.6T Multimode Transceivers.

COHERENT

Copyright 2025, Coherent. All rights reserved.

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FY25Q3 Materials Networking Lasers Note: Amounts may not calculate due to rounding. QUARTERLY REVENUE BY SEGMENT REVENUE DISTRIBUTION BY SEGMENT

Communications Electronics Instrumentation Industrial FY25Q3 Note: Amounts may not calculate due to rounding. QUARTERLY REVENUE BY MARKET REVENUE DISTRIBUTION BY MARKET

FOURTH quarter fiscal 2025 Outlook (1) REVENUE $1.425 – 1.575 billion NON-GAAP GROSS MARGIN 37% – 39% NON-GAAP OPERATING EXPENSES $290 – 310 million NON-GAAP TAX RATE 21% – 24% NON-GAAP EARNINGS PER SHARE $0.81– 1.01 (1) The Company does not provide reconciliations of forward-looking Non-GAAP measures. The Company is unable, without unreasonable efforts, to forecast certain items required to develop a meaningful GAAP financial measure that is comparable to this forward-looking figure.

Gaap to Non-Gaap Reconciliation

Gross MARGIN Reconciliation

Operating ExpenseS Reconciliation $ Millions (Unaudited) Mar 31, 2025 Dec 31, 2024 Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 R&D on GAAP basis 151 144 132 127 128 Share-based compensation (5) (6) (5) (5) (5) Amortization of acquired intangibles (4) (1) (1) (1) (1) Integration, site consolidation and other (0) (0) — (1) (0) R&D on non-GAAP basis 141 137 126 120 122 SG&A on GAAP basis 231 221 229 228 205 Share-based compensation (30) (30) (25) (19) (16) Amortization of acquired intangibles (40) (41) (41) (41) (41) Integration, site consolidation and other (6) (5) (12) (20) (15) SG&A on non-GAAP basis 156 146 152 149 133 Restructuring on GAAP basis 74 8 24 14 12 Restructuring (74) (8) (24) (14) (12) Restructuring on non-GAAP basis — — — — —

Income from Operations Reconciliation

Net Earnings Reconciliation

NET Earnings per Common Share